Certificate No. P-2                      No. of Preferred Securities 4,000,000

                                                         CUSIP NO. 07383J 20 9

                             CERTIFICATE EVIDENCING
                   7 1/2% TRUST ISSUED PREFERRED SECURITIES
                                       OF
                          BEAR STEARNS CAPITAL TRUST II
                 (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO BEAR STEARNS CAPITAL TRUST II OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            Bear Stearns  Capital Trust II, a statutory  business  trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of the number of Preferred Securities of the Trust specified in Schedule A hereto representing an undivided beneficial interest in the assets of the Trust and designated the 7 1/2% Trust Issued Preferred Securities of Bear Stearns Capital Trust II liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of December 16, 1998, as the same may be amended from time to time (the "Trust Agreement"). The Holder is entitled to the benefits of the Preferred Securities Guarantee Agreement entered into by The Bear Stearns Companies Inc., a Delaware corporation, and The Chase Manhattan Bank as guarantee trustee, dated as of December 16, 1998, as the same may be amended from time to time (the "Guarantee Agreement"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Trust at its principal place of business.

            Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

            IN WITNESS WHEREOF, one of the administrators of the Trust has executed this certificate this 16th day of December, 1998.


                                    By:       /s/ William J. Montgoris
                                       ------------------------------------
                                          Name:   William J. Montgoris
                                          Title:  Administrator

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Preferred Security and all rights thereunder, unto


                    ----------------------------------------
                          Please insert Social Security
                    or other identifying number of assignee:


          ------------------------------------------------------------
               (Name and Address of Assignee, including Zip Code,
                         must be printed or typewritten)

and hereby irrevocably constitutes and appoints

------------------------------------------------------------------------------
Attorney to transfer said Preferred Security on the Register of the Preferred Securities, with full power of substitution in the premises.


Date:                               --------------------------------------------
                                    Signature(s)


                                    Signature(s)   must  be   guaranteed   by  a
                                    commercial bank or trust company or a member firm of a major stock exchange.


NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Preferred Security in every particular, without alteration or enlargement or any change whatever.

                                                                      SCHEDULE A

                  CHANGES TO NUMBER OF PREFERRED SECURITIES
                             IN BOOK-ENTRY SECURITY

The initial number of shares of Preferred Securities evidenced by this Book-Entry Preferred Securities Certificate is 4,000,000.

--------------------------------------------------------------------------------

                 Number of Preferred
              Securities by which this
              Book-entry Security is to    Remaining Amount of
    Date      be Reduced and Reason for      this Book-entry     Notation Made
                      Reduction                 Security               by
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------